UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 30, 2015

TD Ameritrade Holding Corporation
(Exact name of registrant as specified in its charter)

Delaware	1-35509	82-0543156
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 South 108th Avenue Omaha, Nebraska	68154
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (402) 331-7856

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 30, 2015, Marshall A. Cohen, a designee of The Toronto-Dominion Bank under TD Ameritrade Holding Corporation’s stockholders agreement, dated as of June 22, 2005, as amended, announced that he is not standing for reelection to the board of directors of TD Ameritrade at its 2016 annual stockholders meeting. Under the terms of TD Ameritrade’s stockholders agreement, Mr. Cohen’s replacement will be designated by a majority of the remaining directors nominated by The Toronto-Dominion Bank.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: November 5, 2015	TD AMERITRADE HOLDING CORPORATION

By: /s/ STEPHEN J. BOYLE
Stephen J. Boyle
Executive Vice President, Chief Financial Officer

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